UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010
___________

CENTRAL VIRGINIA BANKSHARES, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	000-24002 (Commission File Number)	54-1467806 (IRS Employer Identification No.)
2036 New Dorset Road, P. O. Box 39 Powhatan, Virginia (Address of Principal Executive Offices)	23139 (Zip Code)

Registrant’s telephone number, including area code:  (804) 403-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Central Virginia Bankshares, Inc. (the “Company”) previously reported in its Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the period ended March 31, 2010 that it expected to enter into a written agreement with the Federal Reserve Bank of Richmond (the “Federal Reserve”) and the Commonwealth of Virginia State Corporation Commission, Bureau of Financial Institutions (the “BFI”).  The Company announced today that it and its principal subsidiary, Central Virginia Bank (the “Bank”) formally entered into the written agreement with the Federal Reserve and the BFI on June 30, 2010 (the “Written Agreement”).  Among other things, the Written Agreement provides that the Company and the Bank shall submit written plans to the Federal Reserve and the BFI to strengthen the Bank’s corporate governance, board and management structure; strengthen board oversight of the management and operations of the Bank; strengthen credit risk management and administration; establish ongoing independent review and grading of the Bank’s loan portfolio; enhance internal audit processes; improve asset quality; review and revise the Bank’s methodology for determining the allowance for loan and lease losses (“ALLL”) and maintain an adequate ALLL; maintain sufficient capital at the Bank; establish a revised contingency funding plan; establish a revised investment policy; and improve the Bank’s earnings and overall condition.  The Written Agreement also restricts the payment of dividends and any payments on trust preferred securities or subordinated debt, any reduction in capital or the purchase or redemption of stock without the prior approval of the Federal Reserve and the BFI.  This description of the Written Agreement is a summary and does not purport to be a complete description of all of the terms of the Written Agreement and is qualified in its entirety by reference to the copy of the Written Agreement filed as Exhibit 10.1 to this report and incorporated by reference into this Item 1.01.

Item 8.01                      Other Events.

A press release announcing the foregoing is being furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 8.01.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

10.1
Written Agreement by and among Central Virginia Bankshares, Inc., Central Virginia Bank, the Federal Reserve Bank of Richmond, and the Commonwealth of Virginia State Corporation Commission, Bureau of Financial Institutions, dated June 30, 2010.

99.1	Press release issued by Central Virginia Bankshares, Inc. dated July 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VIRGINIA BANKSHARES, INC.
(Registrant)

Date: July 6, 2010	By:	/s/ Charles F. Catlett, III
Charles F. Catlett, III
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                           Description

10.1
Written Agreement by and among Central Virginia Bankshares, Inc., Central Virginia Bank, the Federal Reserve Bank of Richmond, and the Commonwealth of Virginia State Corporation Commission, Bureau of Financial Institutions, dated June 30, 2010.

99.1	Press release issued by Central Virginia Bankshares, Inc. dated July 6, 2010.